Exhibit 32.1

CYCLE COUNTRY ACCESSORIES CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cycle Country
Accessories Corp. (the "Company") on Form
10-QSB for the three months ended December 31, 2006 (the "Report"), I, Randy Kempf, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Randy Kempf
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Randy Kempf
Chief Executive Officer
February 14, 2007



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